SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549


                            FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:           August 25, 1997
(Date of Earliest
Event Reported)

                       VARLEN CORPORATION
     (Exact Name of Registrant as Specified in its Charter)


     Delaware                    0-5374                 13-2651100
(State or Other Jurisdiction   (Commission          (I.R.S. Employer
of Incorporation)               File No.)           Identification No.)


55 Shuman Boulevard, P. O. Box 3089, Naperville, Illinois  60566-7089
(Address of Principal Executive Office)                    (Zip Code)


(630) 420-0400
(Registrant's Telephone Number
Including Area Code)

Items 1 through 4, 6, 8 and 9.  Not applicable.

Item 5.   Other Events

On August 25, 1997, the Registrant increased the size of its board of directors from seven to eight persons and issued a press release regarding the appointment of its President and Chief
Operating Officer to its board of directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

(99) Press release, dated August 25, 1997, regarding the appointment of the Registrant's
President and Chief Operating Officer to its board of directors.









                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Varlen Corporation
                                           (Registrant)



August 28, 1997                  By: /s/ Richard A. Nunemaker
                                     Richard A. Nunemaker
                                     Vice President, Finance and
                                     Chief Financial Officer
                                     (Principal Financial Officer
                                     and Principal Accounting Officer)